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NEWS RELEASE

T. ROWE PRICE TO ESTABLISH ADDITIONAL U.S. ENTITY TO SUSTAIN INVESTMENT PERFORMANCE FOR CLIENTS

Firm Plans to Move Six U.S. Equity and Fixed Income Strategies to Separate Investment Platform, Named T. Rowe Price Investment Management, in Second Quarter of 2022

Current Portfolio Managers of the Six Strategies to All Move to New Subsidiary; Build Out of Dual Research Platforms Supported by Deep Team of Experienced Analysts

Stephon Jackson, Veteran of Firm’s Equity Division, to Become Head of
T. Rowe Price Investment Management

Baltimore: November 19, 2020

NEWS

T. Rowe Price Group, Inc. (NASDAQ-GS: TROW), announced today that in support of the firm’s continued focus on generating strong investment results for clients, it will establish T. Rowe Price Investment Management, Inc. (TRPIM), as a separate U.S.-based SEC-registered investment adviser. TRPIM will have its own investment platform and veteran leadership, with more than 100 associates, including at least 85 investment professionals.

The firm intends to move the US Capital Appreciation, US Mid-Cap Growth Equity, US Small-Cap Core Equity1, US Small-Cap Value Equity, US Smaller Companies Equity2, and US High Yield Bond Strategies into TRPIM. There are no planned portfolio manager changes associated with this transition and no change is expected in the day-to-day management of client assets. Pending all approvals, the transition of these strategies from T. Rowe Price Associates, Inc. (TRPA), to TRPIM is expected to take place in the second quarter of 2022. As of September 30, 2020, the six strategies represented $167 billion in assets under management.

Over time, having two distinct investment platforms with independent research teams will allow the firm to generate new capacity while retaining its scale benefits and positioning the investment teams for continued success on behalf of clients. Aligning the strategies in this way will give the firm’s U.S. equity strategies increased flexibility to own more of certain holdings and maximize investment capacity for both TRPIM and TRPA, while maintaining the firm’s investment culture at both entities.

There will be no impact to the structure or approach of the firm’s target date portfolios or other multi-asset products.

To support the build out of the research platforms, the firm has been on an accelerated pace of analyst hiring for the last two years and has been integrating these investors into their respective teams. While the majority of hiring has taken place, the firm plans additional hires over the next year. Average portfolio manager and analyst tenure for TRPIM and TRPA is expected to be similar.

As with TRPA, dedicated trading, quantitative expertise, responsible investing, and corporate governance resources will complement TRPIM’s fundamental research efforts. Leveraging the firm’s scale, both entities will share corporate functions, including investment operations, client service and operations, technology, risk management, human resources, and legal.
1 U.S. mutual fund name is the T. Rowe Price Small-Cap Stock Fund.
2 Available to investors outside the U.S. as a SICAV and in the UK as an OEIC.

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Stephon Jackson, currently associate head of U.S. Equity and a 13-year veteran of T. Rowe Price’s Equity Division, will become head of TRPIM and will join the T. Rowe Price Group, Inc., Management Committee, as of January 1, 2021. The directors of research for TRPIM will be Steven Krichbaum and Thomas Watson, both of whom joined the firm in 2007 and are currently directors of equity research, North America. Tammy Wiggs, who also joined the firm in 2007 and is currently an equity trader, will be head of equity trading for TRPIM. Ric Weible, who has been with the firm for 18 years and is currently director of operations for the U.S. Equity Division, will become director of operations and business management for TRPIM.

The portfolio managers moving to TRPIM are seasoned investors and strong investment thought leaders and include Brian Berghuis (US Mid-Cap Growth Equity Strategy) and David Giroux (US Capital Appreciation Strategy), both of whom are winners of Morningstar’s Fund Manager of the Year award. Mr. Giroux will also serve as the CIO for TRPIM. The other portfolio managers include Frank Alonso (US Small-Cap Core Equity Strategy), Kevin Loome (US High Yield Bond Strategy), Curt Organt (US Smaller Companies Equity Strategy), and David Wagner (US Small-Cap Value Equity Strategy). Together, these six portfolio managers average 25 years of investment experience and 24 years at T. Rowe Price.

The firm does not expect the transition to be deemed a change of control or management of TRPA, nor does the firm expect any changes to fees or services provided to the funds and client accounts.

QUOTES
William J. Stromberg, President and CEO, T. Rowe Price
“Having two strong, yet separate, research platforms will enable us to continue delivering excellent investment performance for our clients. Leadership from Steph, Steven, Tom, Tammy, and Ric, combined with that of several long-tenured and seasoned portfolio managers and analysts with excellent investment track records, will ensure that the T. Rowe Price investment process; culture; and long-term, client-first orientation will be as foundational to T. Rowe Price Investment Management as it is for T. Rowe Price Associates.”

“We recognize that this is a change for our clients, and in keeping with our custom of carefully communicating major investment and leadership shifts well in advance, we’ll take the next 18 months to fine-tune and execute our operating plans while working with our clients to help them prepare for the changes. A cross-functional team has been hard at work putting everything in place to ensure a smooth transition.”

Rob Sharps, Head of Investments and Group CIO, T. Rowe Price
“Managing capacity to support performance is in our DNA and has long been a hallmark of our investment process and our fiduciary responsibility to our clients. This additional step will ensure that over time our portfolio managers can continue to select the right securities, in the right amounts, at the right time, while also adhering to risk management and regulatory guidelines, with the goal of delivering superior investment performance for clients.”

“Making this move now while further building out our research teams and capabilities across investment platforms will also protect and enhance our ability to attract and retain top investment talent. We are ensuring a balance of experience and strong performance history across both platforms and close collaboration has already been taking place within each investment team.”

Eric Veiel, Co-head of Global Equity and Head of U.S. Equity, T. Rowe Price Associates
“It is a testament to our culture that our team has worked so selflessly to do what is best for all our clients. By building TRPIM with seasoned TRPA veterans and then adding experienced lateral hires to both entities, we are developing two world-class investment organizations steeped in our culture of investment excellence, collegiality and collaboration, trust and mutual respect, and with a long-term time horizon.”

“We have taken a very thoughtful and deliberate approach to deciding which strategies are shifting to the new platform and which are staying within TRPA and have focused on ensuring each has a strong platform. The portfolio managers, directors of research, analysts, and other investment professionals within TRPA are well positioned to

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continue executing the strategic investing approach that is the foundation of how we seek to deliver investment excellence to our clients.”

Stephon Jackson, Head of T. Rowe Price Investment Management
“T. Rowe Price has deep experience building and managing strong-performing investment platforms and a history of successfully incorporating business changes that best serve our clients. Leadership and the investment team are confident that TRPIM has the right mix of investment professionals to continue delivering the investment excellence that is the bedrock of our culture.”

“Equity and fixed income collaboration has been a foundation of our investment success. Having these particular strategies together within T. Rowe Price Investment Management will enable the equity teams to leverage the high yield team’s fixed income insights, provide the US High Yield Bond Strategy’s team with new access to equity insights and improved corporate access, and retain the US Capital Appreciation Strategy’s ability to tap fixed income trading, which is an important aspect of its investment approach. In addition, bringing a mix of equity strategies that span large-, mid-, and small-cap, as well as growth, core, and value styles, will maximize TRPIM’s ability to generate insights.”

CONFERENCE CALL INFORMATION
Management of T. Rowe Price will host a live audio webcast today at 11 a.m. eastern time. Access to the webcast will be available via the firm’s Investor Relations website at troweprice.gcs-web.com. A replay of the webcast will be available shortly after the conclusion of the meeting and archived online for a period of one year.

BIOS
Frank Alonso, Portfolio Manager, US Small-Cap Core Equity Strategy
Frank Alonso is the portfolio manager of the US Small-Cap Core Equity Strategy. His investment experience began in 2000 when he joined T. Rowe Price, beginning in the U.S. Equity Division. Prior to this, Mr. Alonso was employed by Morgan Stanley as an assistant to several financial advisors. He earned a B.S. in economics from Miami University in Oxford, Ohio.

Brian Berghuis, Portfolio Manager, US Mid-Cap Growth Equity Strategy
Brian W.H. Berghuis is the lead portfolio manager for the US Mid-Cap Growth Equity Strategy and a member of the U.S. Equity Steering Committee. He received Morningstar’s Fund Manager of the Year award for 2004. Mr. Berghuis’ investment experience began in 1983, and he has been with T. Rowe Price since 1985, beginning as a research analyst following the retail sector in the U.S. Equity Division. In 1992, he became the lead portfolio manager for the US Mid-Cap Growth Equity Strategy. Prior to T. Rowe Price, Mr. Berghuis was a summer associate in research at Dominion Securities Pitfield. He also spent two years at Kidder, Peabody & Co. as a deferred admission associate in utility corporate finance. Mr. Berghuis earned an A.B., cum laude, from Princeton University, Woodrow Wilson School of Public and International Affairs, and an M.B.A. from Harvard Business School. He also has earned the Chartered Financial Analyst® designation.

David Giroux, Portfolio Manager, US Capital Appreciation Strategy
David Giroux is the portfolio manager of the US Capital Appreciation Strategy and currently serves as CIO, Equity and Multi-Asset. He is a five-time nominee and two-time winner of Morningstar's Fund Manager of the Year award

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in the allocation category.3 The Capital Appreciation Fund has also won 13 "Best Fund" awards from Lipper.4 His investment experience began in 1998 when he joined T. Rowe Price, beginning as a research analyst in the U.S. Equity Division, where he had analytical responsibility for the firm's investments in the industrials, building products, and automotive sectors. Mr. Giroux earned a B.A., magna cum laude, in finance and political economy from Hillsdale College. He also has earned the Chartered Financial Analyst® designation.

Stephon Jackson, Head of T. Rowe Price Investment Management
Steph Jackson is currently the associate head of the U.S. Equity Division and a member of the Equity Steering Committee. Mr. Jackson’s investment experience began in 1986, and he has been with T. Rowe Price since 2007, beginning in the U.S. Equity Division as a portfolio specialist, supporting several U.S. small-cap and mid-cap strategies. After that, he was a director of Equity Research, leading the U.S. Associate Analyst team, and served as a director of Equity Research–Europe in the International Equity Division. Mr. Jackson is a former member of the International Steering, Equity Research, and Risk Management Oversight Committees. He also is the former chair of MOSAIC, a business resource group that identifies issues and opportunities relevant to talent, business practices, and culture in support of the firm's diversity and inclusion strategy. Prior to T. Rowe Price, Mr. Jackson was a senior portfolio manager and a managing director with Brown Capital Management, where he managed mid-cap and large-cap growth portfolios. Prior to that, he was a growth portfolio manager and director of equity research with NCM Capital Management. Mr. Jackson earned a B.S. in business administration from the University of North Carolina, Chapel Hill, where he was a Morehead Scholar, and an M.B.A. from the University of Pennsylvania, The Wharton School. He has earned the Chartered Financial Analyst® designation.

Steven Krichbaum, Director of Research, T. Rowe Price Investment Management
Steven Krichbaum is currently a director of Equity Research, North America. He is also a member of the Investment Advisory Committee of the US Capital Appreciation Strategy. Previously, Mr. Krichbaum served as head of U.S. Equity Product and associate portfolio manager of the US Capital Appreciation Strategy. He has 13 years of investment experience, having joined T. Rowe Price in 2007 as an investment analyst. Prior to joining the firm, Mr. Krichbaum was an economist and statistical analyst for the Colorado Department of Labor and Employment. He earned a B.A., cum laude, in economics from Pomona College and an M.B.A. from the University of Michigan, Ross School of Business. Mr. Krichbaum has earned the Chartered Financial Analyst® designation.

3 Established in 1988, the Morningstar Fund Manager of the Year award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus to benefit investors. The Fund Manager of the Year award winners are chosen based on research and in-depth qualitative evaluation by Morningstar's Manager Research Group. To qualify for the award, managers' funds must have not only posted impressive returns for the year, but the managers also must have a record of delivering outstanding long-term risk-adjusted performance and of aligning their interests with shareholders'. Managers' funds must currently have a Morningstar Analyst Rating™ of Gold or Silver. David Giroux won the award for Allocation Funds in 2012 and Allocation/Alternative Funds in 2017.

4 The Capital Appreciation Fund received the 2018 Lipper Fund Classification Award for Best Mixed-Asset Target Allocation Growth Fund over the 10-year period ended 12/31/2017, and the 2017 Lipper Fund Classification Award for Best Mixed-Asset Target Allocation Growth Fund over the 10-year period ended 12/31/2016, and the 2016 Lipper Fund Classification Award for Best Mixed-Asset Target Allocation Growth Fund over the 3-year, 5-year and 10-year period ended 12/31/2015, and the 2015 Lipper Fund Classification Award for Best Mixed-Asset Target Allocation Growth Fund over the 10-year period ended 12/31/04, and the 2014 Lipper Fund Classification Award for Best Mixed-Asset Target Allocation Growth Fund over the 10-year period ended 12/31/2013, and the 2013 Lipper Fund Classification Award for Best Mixed-Asset Target Allocation Growth Fund over the 10-year period ended 12/31/2012, and the 2012 Lipper Fund Classification Award for Best Mixed-Asset Target Allocation Growth Fund over the 10-year period ended 12/31/2011, and the 2011 Lipper Fund Classification Award for Best Mixed-Asset Target Allocation Growth Fund over the 10-year period ended 12/31/2010. and the 2010 Lipper Fund Classification Award for Best Mixed-Asset Target Allocation Growth Fund over the 5-year and 10-year period ended 12/31/2009, and the 2009 Lipper Fund Classification Award for Best Mixed-Asset Target Allocation Growth Fund over the 10-year period ended 12/31/2008. Rankings for other periods differ.

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Kevin Loome, Portfolio Manager, US High Yield Bond Strategy
Kevin Loome has lead portfolio management responsibilities for the US High Yield Bond Strategy. His investment experience began in 1990, and he has been with T. Rowe Price since 2017. Mr. Loome rejoined the firm as a result of T. Rowe Price's acquisition of the Philadelphia-based Henderson High Yield Opportunities Fund. Prior to the acquisition, he was head of U.S. credit with Henderson Global Investors and was responsible for managing its High Yield team. Before that, Mr. Loome was employed by Delaware Investments as head of high yield investments and as a senior portfolio manager. He also was previously a credit analyst and associate portfolio manager at T. Rowe Price and an investment banking analyst at Morgan Stanley. Mr. Loome earned a B.S. in commerce from the University of Virginia and an M.B.A. from Dartmouth College, Tuck School of Business. He also has earned the Chartered Financial Analyst® designation.

Curt Organt, Portfolio Manager, US Smaller Companies Equity Strategy
Curt Organt is the portfolio manager of the US Smaller Companies Equity Strategy and an associate portfolio manager of the US Small-Cap Core Equity Strategy. His investment experience began in 1993, and he has been with T. Rowe Price since 1995, beginning in the U.S. Equity Division. Prior to this, Mr. Organt was employed by DAP Products, Inc., as a financial and marketing analyst. He earned a B.S. in finance and philosophy from LaSalle University and an M.B.A. from Wake Forest University. Mr. Organt also has earned the Chartered Financial Analyst® designation.

David Wagner, Portfolio Manager, US Small-Cap Value Equity Strategy
David Wagner is the lead portfolio manager for the US Small-Cap Value Equity Strategy. His investment experience began in 1999, and he has been with T. Rowe Price since 2000, beginning in the U.S. Equity Division as an analyst covering financial services after serving as a summer intern with T. Rowe Price in 1999. Prior to this, Mr. Wagner was employed by National Economic Research Associates as an associate analyst. He earned a B.A., summa cum laude, in economics from the College of William & Mary and an M.B.A. from the University of Virginia, Darden School of Business. Mr. Wagner also has earned the Chartered Financial Analyst® designation.

Thomas Watson, Director of Research, T. Rowe Price Investment Management
Thomas Watson is currently a director of Equity Research, North America. He is cochair of the Equity Research Advisory Committee and a member of the Equity Steering Committee. In addition, Mr. Watson is co-portfolio manager of the US Structured Research Equity Strategy and is a member of the portfolio oversight team. He has 13 years of investment experience, all with T. Rowe Price. Prior to joining the firm in 2007, Mr. Watson was employed as a strategy analyst for Forrester Research. He earned a B.A. in economics and English literature from the University of Virginia and an M.B.A. from the Tuck School of Business at Dartmouth. Mr. Watson has earned the Chartered Financial Analyst® designation.

Ric Weible, Director of Operations and Business Management, T. Rowe Price Investment Management
Ric Weible is currently director of operations for the U.S. Equity Division and has been with the firm for 18 years. Before taking his current position, he was the chief risk officer of T. Rowe Price Group, Inc., having responsibility for the strategic oversight and ongoing operation of the firm's risk management activities, including investment, market, and operational risks. Prior to that, Mr. Weible was general manager for Investments, partnering closely with the head of Investments and group chief investment officer, with responsibility for business management activities and strategic initiatives across Investments. Prior to joining the firm, he was a senior manager with PricewaterhouseCoopers LLP. Mr. Weible earned a B.S. in accounting from the University of Maryland, College Park. He also earned an M.B.A. from the University of Maryland. Mr. Weible is a certified public accountant in the state of Maryland.

Tammy Wiggs, Head of Equity Trading, T. Rowe Price Investment Management
Tammy Wiggs is currently an equity trader, where her responsibilities include trading for the US Capital Appreciation Strategy. She has 19 years of total trading experience, 13 of which have been at T. Rowe Price. Prior to joining the firm in 2007, Ms. Wiggs was a vice president of Institutional Equity Trading at Merrill Lynch, where she was a position trader for six years. She earned a B.S., cum laude, in finance from Georgetown University, McDonough School of Business, and an M.B.A. from the Johns Hopkins Carey School of Business.

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OTHER MATTERS
Certain statements in this press release may represent “forward-looking information,” including information relating to the timing and nature of the transitions, and the potential benefits to be realized. For a discussion concerning risks and other factors that could affect future results, see the firm's Form 10-Q for the third quarter of 2020 and 2019 Annual Report on Form 10-K.

ABOUT T. ROWE PRICE
Founded in 1937, Baltimore-based T. Rowe Price Group, Inc. (troweprice.com), is a global investment management organization with $1.30 trillion in assets under management as of October 31, 2020. The organization provides a broad array of mutual funds, subadvisory services, and separate account management for individual and institutional investors, retirement plans, and financial intermediaries. The company also offers sophisticated investment planning and guidance tools. T. Rowe Price’s disciplined, risk-aware investment approach focuses on diversification, style consistency, and fundamental research.

Important information
Call 1-800-638-7780 to request a prospectus, which includes risks, fees, expenses, and other information that you should read and consider carefully before investing.
This material is being furnished for general informational purposes only. The material does not constitute or undertake to give advice of any nature, including fiduciary investment advice, nor is it intended to serve as the primary basis for an investment decision. Prospective investors are recommended to seek independent legal, financial, and tax advice before making any investment decision. The T. Rowe Price group of companies, including T. Rowe Price Associates, Inc., and/or its affiliates, receive revenue from T. Rowe Price investment products and services. Past performance is not a reliable indicator of future performance. Investment involves risks. The value of an investment and any income from it can go down as well as up. Investors may get back less than the amount invested.
The material does not constitute a distribution, an offer, an invitation, a personal or general recommendation, or a solicitation to sell or buy any securities in any jurisdiction or to conduct any particular investment activity. The material has not been reviewed by any regulatory authority in any jurisdiction.
Information and opinions presented have been obtained or derived from sources believed to be reliable and current; however, we cannot guarantee the sources' accuracy or completeness. There is no guarantee that any forecasts made will come to pass.
The views contained herein are as of the date noted on the material and are subject to change without notice; these views may differ from those of other T. Rowe Price group companies and/or associates. Under no circumstances should the material, in whole or in part, be copied or redistributed without consent from T. Rowe Price.
Additional Information regarding David Giroux’s Awards:
Morningstar's Manager Research Group consists of various wholly owned subsidiaries of Morningstar, Inc. including, but not limited to, Morningstar Research Services LLC. Morningstar's Manager Research Group produces various ratings including the Morningstar Analyst Rating for funds and the Morningstar Quantitative Rating for funds. The Analyst Rating is derived from a qualitative assessment process performed by a manager research analyst, whereas the Morningstar Quantitative Rating uses a machine-learning model based on the decision-making processes of Morningstar's analysts, their past ratings decisions, and the data used to support those decisions. In both cases, the ratings are forward-looking assessments and include assumptions of future events, which may or may not occur or may differ significantly from what was assumed. The Analyst Ratings and Quantitative Ratings are statements of opinions, subject to change, are not to be considered as guarantees, and

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should not be used as the sole basis for investment decisions. This press release is for informational purposes only; references to securities should not be considered an offer or solicitation to buy or sell the securities.
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Rankings for other periods differ.  For Lipper Best Individual Funds, the calculation periods extend over 36, 60 and 120 months. The highest Lipper Leader for Consistent Return (Effective Return) value within each eligible classification determines the fund classification winner over 3, 5 or 10 years as of the period end and no other time periods. Only one share class (the one with the best Lipper Leader score) is used for each portfolio in determining asset class and overall awards.  A high Lipper rating does not necessarily imply that a fund had the best total performance or that the fund achieved positive results for that period. Lipper ratings and Lipper Fund Awards are not intended to predict future results. For detailed explanation, please review the Lipper Leaders Methodology document on www.lipperalpha.financial.thomsonreuters.com/lipper
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T. ROWE PRICE CONTACTS

Public Relations Bill Benintende 443-248-2424 bill.benintende@troweprice.com	Investor Relations Meghan Azevedo 410-345-2756 meghan.azevedo@troweprice.com
Ed Giltenan 917-744-6140 edward.giltenan@troweprice.com
Brian Lewbart 443-831-2893 brian.lewbart@troweprice.com
Laura Parsons 443-472-2281 laura.parsons@troweprice.com